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                                                                  Exhibit 10.52



                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (the "Amendment") is entered into as of December 27, 1999, between Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and Michael Navon, an individual (the "Employee").

                                    RECITALS

         The Company (as successor-in-interest to Aero Support Holdings, Inc., a Delaware corporation) and the Employee are parties to that certain Employment Agreement entered into as of September 10, 1997 (the "Employment Agreement"), pursuant to which the Employee is employed as a Senior Vice President of the Company. The Company and the Employee desire to amend the Employment Agreement on the terms and conditions set forth in this Amendment.

                               TERMS OF AGREEMENT

         In consideration of the above recitals and the mutual promises herein contained, the Company and the Employee hereby agree as follows:

         1. Section 1 of the Employment Agreement is hereby amended by adding the following additional definitions:

                 "The Company Target shall mean, with respect to any period, the target net income of the Company for such period as determined in the sole discretion of the Board (or the Executive Committee).

                  The Division shall mean the Certified division of the Company, as determined by the Board in its sole discretion.

                  The Division Target shall mean, with respect to any period, the target net income of the Division, before taxes and corporate overhead allocations, for such period as determined in the sole discretion of the Board (or the "Executive Committee").

                  Divisional Net Income shall mean, with respect to any period, the actual net income, before taxes and corporate overhead allocations, of the Division for such period as determined by the Company in its sole discretion.


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                  Net Income shall mean, with respect to any period, actual
         net income for such period as determined by the Company in its sole discretion in accordance with GAAP."

         2. Section 3(a) of the Employment Agreement is hereby amended to reflect that the Employee is employed as a Senior Vice President of the Company.

         3. Section 3(c)(i) of the Employment Agreement is hereby amended to reflect that, effective as of January 1, 1999, the Employee's Salary was increased to $160,000 per annum, and effective as of January 1, 2000, the Employee's Salary shall be $180,000 per annum.

         4. The parties acknowledge and agree that, in consideration for the increases in the Employee's Salary described in Section 3, effective as of January 1, 1999, all references in Section 3(c)(ii) of the Employment Agreement to the dollar amount of $100,000 were changed to $90,000. In addition, effective as of January 1, 2000, Section 3(c)(ii) of the Employment Agreement is amended in its entirety by deleting such section and substituting the following:

                  "(ii) ANNUAL BONUS. Subject to subsection (C) below, for each calendar year during the Employment Period commencing with the year ending December 31, 2000, at the end of which year the Employee is employed by the Company, the Company shall be eligible to be paid a bonus, a portion of which shall be computed based upon the Company's Net Income as compared to the Company Target for such year (the "Company Bonus"), and a portion of which shall be computed based upon Divisional Net Income as compared to the Division Target for such year (the "Division Bonus"). The bonus payable, if any, with respect to any calendar year shall be the sum of the Company Bonus and the Division Bonus payable for such year.

                           (A) COMPANY BONUS. The Company Bonus, if any, payable on account of any calendar year shall be computed as follows:

                                    (i) if the Net Income of the Company for
         such year is an amount equal to the Company Target for such year, the Employee shall be entitled to a Company Bonus in the amount of $35,000.

                                    (ii) if the Net Income of the Company for
         such year is more than the Company Target and less than 125% of the Company Target, the Employee shall be entitled to a Company Bonus as calculated below:

                           CB  =   $35,000 + [$35,000 x 2 x (NI - CT)]
                                                        -------------
                                                             CT
                           where:

                           CB  =   the Company Bonus earned in such year.




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                           CT  =   the Company Target for such year.

                           NI  =   the Net Income of the Company for such year.

                                    (iii) If the Net Income of the Company for
         such year is equal to or greater than 125% of the Company Target, the Employee shall be entitled to a Company Bonus in the amount of $52,500.

                                    (iv) If the Net Income of the Company for
         such year is greater than 75% of the Company Target but less than the Company Target, the Employee shall be entitled to a Company Bonus as calculated below:

                           CB  =   $35,000 - [$35,000 x 4 x (CT - NI)]
                                                        ------------
                                                             CT
                           where:

                           CB  =   the Company Bonus earned in such year.

                           CT  =   the Company Target for such year.

                           NI  =   the Net Income of the Company for such year.

                                    (v) If the Net Income of the Company for
         such year is equal to or less than 75% of the Company Target, the Employee shall not be entitled to a Company Bonus.

                           (B) DIVISION BONUS. The Division Bonus, if any, payable on account of any calendar year shall be computed as follows:

                                    (i) if the Divisional Net Income for such
         year is an amount equal to the Division Target for such year, the Employee shall be entitled to a Division Bonus in the amount of $35,000.

                                    (ii) if the Divisional Net Income for such
         year is more than the Division Target and less than 125% of the Division Target, the Employee shall be entitled to a Division Bonus as calculated below:

                           DB  =   $35,000 + [$35,000 x 2 x (NI - DT)]
                                                        -------------
                                                              DT
                           where:

                           DB  =   the Division Bonus earned in such year.

                           DT  =   the Division Target for such year.

                           NI  =   Divisional Net Income for such year.





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                                    (iii) If the Divisional Net Income for such
         year is equal to or greater than 125% of the Division Target, the Employee shall be entitled to a Division Bonus in the amount of $52,500.

                                    (iv) If the Divisional Net Income for such
         year is greater than 75% of the Division Target but less than the Division Target, the Employee shall be entitled to a Division Bonus as calculated below:

                           DB  =   $35,000 - [$35,000 x 4 x (DT - NI)]
                                                        ------------
                                                              DT
                           where:

                           DB  =   the Division Bonus earned in such year.

                           DT  =   the Division Target for such year.

                           NI  =   Divisional Net Income for such year.

                                    (v) If the Divisional Net Income for such
         year is equal to or less than 75% of the Division Target, the Employee shall not be entitled to a Division Bonus.

                  (C) For any calendar year regarding which the Employee is entitled to a bonus under the foregoing provisions of this subsection
         (2) but during which year the Employee did not work the entire calendar year, unless otherwise provided herein, the Employee shall be entitled to a bonus equal to the product of the bonus, as calculated under the foregoing provisions, multiplied by a fraction, the numerator of which is the number of months during such calendar year that the Employee was employed by the Company and the denominator of which is twelve."

         5. Except as expressly amended hereby, all of the terms and conditions of the Employment Agreement shall continue in full force and effect.

         6. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGE]





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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                     KELLSTROM INDUSTRIES, INC.




                                      By: /s/ W. Penny
                                          --------------------------------------
                                          Name:  W. Penny
                                          Title: VP HR



                                      EMPLOYEE



                                      /s/ Michael Navon
                                      ------------------------------------
                                      Michael Navon





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